 The RBB Fund, Inc.

Campbell Systematic Macro Fund

(the “Fund”)

November 13, 2020

Supplement to the Prospectus and Statement of Additional Information (“SAI”) each dated December 31, 2019

Effective at the close of business on January 15, 2021 (the “Conversion Date”), the outstanding Class P Shares of the Fund will be converted into Class A Shares of the Fund (the “Class Conversion”). Effective at the close of business on January 14, 2021, Class P Shares of the Fund will no longer be offered for sale to new investors. Existing shareholders of Class P Shares of the Fund may continue to purchase additional shares of the Fund until the Conversion Date. The Class Conversion will be completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. Prior to the Conversion Date, existing shareholders of Class P Shares the Fund may redeem their investments as described in the Fund’s Prospectus. The redemption of shares will generally be considered a taxable event.

The Class Conversion is intended to be tax-free, meaning that the Fund’s Class P shareholders will become Class A shareholders without realizing any gain or loss for federal income tax purposes. All Class P Shares of the Fund will be converted into Class A Shares as of the Conversion Date.

Please retain this Supplement for future reference.